                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                          -----------------------------

                                     FORM 8-K
                                  Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: April 9, 1997



                      MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



     New York                 33-89380-01                    37-0152681
------------------     -------------------------       ------------------------
 (State or other       (Commission File Number)             (IRS Employer
  jurisdiction                                          Identification Number)
of incorporation)


Mercantile Bank of Illinois
     National Association
     140 West Hawthorne
     Hartford, Illinois                                              62048
----------------------------------------                        ---------------
(Address of principal executive offices)                          (Zip Code)

            Registrant's telephone number, including area code:

                             (618) 251-2035

ITEM 5.  OTHER EVENTS.
         ------------

         The March 1997 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on April 9, 1997.

ITEM 7.  EXHIBITS.
         --------

         The following is filed as an exhibit to this Report.

          Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of March 1997.

                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Mercantile Bank of Illinois
                                       National Association, Servicer


                                  By:  \s\Daniel J. Trueman
                                       ------------------------------

                                  Name:   Daniel J. Trueman
                                  Title:  Vice President



Date: April 16, 1997

                          INDEX TO EXHIBITS
                          -----------------
Exhibit
Number                       Exhibits
------                       --------

   1                         Monthly Report to Floating Rate
                             Credit Card Participation Certificates,
                             Series 1995-1, investors for the month
                             of  March, 1997.